UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2013

CANANDAIGUA NATIONAL CORPORATION (Exact name of registrant as specified in its charter)

2-94863
(Commission File Number)

New York (State or other jurisdiction of incorporation or organization)	16-1234823 (IRS Employer Identification Number)

72 South Main Street Canandaigua, New York (Address of principal executive offices)	14424 (Zip code)

(585) 394-4260 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

 Canandaigua National Corporation Announces Odd-Lot Tender Offer

On July 1, 2013, Canandaigua National Corporation (“Canandaigua National” or the “Corporation”) (OTCBB:CNND.OBB) announced today that it will commence a tender offer to purchase all shares of its common stock held by persons owning 99 shares or fewer on the close of business as of June 26, 2013. The Corporation will pay $161.00 for each share properly tendered plus a $50 per shareholder incentive payment to holders properly tendering their shares prior to the expiration of the offer on August 12, 2013.

A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibit
(a) Exhibits 99.1 Press Release dated July 1, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANANDAIGUA NATIONAL CORPORATION
(Registrant)

July 1, 2013	/s/ Lawrence A. Heilbronner
Date	Lawrence A. Heilbronner
Executive Vice President and Chief Financial Officer